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                                                                   Exhibit 10.25



                          AMENDMENT TO PROMISSORY NOTE

         This Amendment to Promissory Note dated April 10, 2000 by and between Dynacs Inc. (formerly known as Dynacs Engineering Co., Inc.) (the "Company") and Robert Skelton (the "Payee").

         Reference is made to that certain promissory note dated June 10, 1999 by and between the Company and Payee in the principal amount equal to $200,000 bearing interest at the rate of 12.0% per annum (the "Promissory Note").

         The parties agree that the maturity date of the Promissory Note shall be extended to October 10, 2000.

         All other terms and conditions of the Promissory Note shall remain in full force and effect.

                                        DYNACS INC.



                                        By: /s/ Ramendra P. Singh
                                           -------------------------------
                                              Ramendra P. Singh
                                              President and
                                              Chief Executive Officer



Accepted and Agreed to:


/s/ Robert Skelton
----------------------------
Robert Skelton